UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    Form 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 18, 2005

                          INTERNATIONAL SURFACING, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

        Delaware                      000-31403                   52-2257557
----------------------------    ------------------------    -------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
  of incorporation)                                         Identification No.)


     5 Erie Street, Garfield, New Jersey                            07026
     ------------------------------------                           -----
    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code (973) 253-6131
                                                   --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous independent registered public accounting firm.

      (i) On November 18, 2005, the Company dismissed Jerome Rosenberg, CPA, P.C. as the independent registered public accounting firm for International Surfacing, Inc. (the "Company"). .

      (ii) The reports of Jerome Rosenberg, CPA, P.C. on the Company's financial statements for the fiscal years ended December 31, 2004 and 2003 contained no adverse opinion or disclaimer of opinion but did contain qualifications as to the Company's ability to continue as a going concern.

      (iii) The Company's Board of Directors dismissed its independent registered public accounting firm. The Company has not established an audit committee.

      (iv) In connection with the audits of the Company's financial statements for each of the two most recently completed fiscal years, there have been no disagreements with Jerome Rosenberg, CPA, P.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Jerome Rosenberg, CPA, P.C., would have caused it to make reference to the subject matter of such disagreements in connection with its audit report. However, in the review of the Company's books and records and internal controls as of the quarter ended September 30, 2005, the Company's independent accountant discovered a change in the control environment with respect to disbursements and reported this to the Company's management and its Board of Directors. This dispute led the Company's former management to dismiss the Company's independent accountant on November 18, 2005.

      (v) The Company's former president dismissed the Company's auditor because the auditor discovered a change in the control environment with regard to disbursements, which the auditor noted both to the Company's president and the Company's Board of Directors in several letters that were not answered to the satisfaction of the former auditor. The auditor was subsequently notified of its dismissal by the Company. As a result of this dispute, the Company's former president resigned as an officer and director of the Company effective December 8, 2005.

There were no reportable events as described in Item 304(a)(1)(iv) of Regulation S-B.

      (v) The Company has given permission to Jerome Rosenberg, CPA to respond fully to the inquiries of the successor auditor.

      (vi) The Company has requested that Jerome Rosenberg, CPA, P.C. furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. We will file a copy of such letter as an amendment to this filing.

(c) Exhibits.

Exhibit No.    Description

16.1 Letter from Jerome Rosenberg, CPA, P.C. to the Securities and Exchange Commission, dated July__, 2006, regarding change in certifying accountant. *

* To be filed by amendment

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2006

INTERNATIONAL SURFACING, INC.

       By:  /s/ Richard Dunning
                RICHARD DUNNING
                President


INDEX TO EXHIBITS

Exhibit No.    Description

16.1 Letter from Jerome Rosenberg, CPA, P.C. to the Securities and Exchange Commission, dated July__, 2006, regarding change in certifying accountant. *

* To be filed by amendment.